LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 11, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION OF

THE FUNDS LISTED IN SCHEDULE A

Effective on or about June 1, 2015, the names of the funds are changed as follows:

Current Name	New Name
QS Legg Mason Lifestyle Allocation 85%	QS Legg Mason Growth Fund
QS Legg Mason Lifestyle Allocation 70%	QS Legg Mason Moderate Growth Fund
QS Legg Mason Lifestyle Allocation 50%	QS Legg Mason Conservative Growth Fund
QS Legg Mason Lifestyle Allocation 30%	QS Legg Mason Defensive Growth Fund

Effective on or about June 1, 2015, the following replaces the section of the SAI titled “INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES—Investment Objective and Principal Investment Strategies”:

QS Legg Mason Growth Fund. The investment objective of this fund is capital appreciation. The fund is a fund of funds—it invests in other mutual funds. The fund is managed as an asset allocation program and allocates its assets among the funds managed by the manager and its affiliates (underlying funds).

The fund organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 70% to 100% of the fund’s assets to underlying funds that invest in equity and equity-like strategies and between 0% to 30% of the fund’s assets to underlying funds that invest in fixed income strategies. The portfolio managers may, however, allocate fund assets to any underlying funds in varying amounts in a manner consistent with the fund’s investment objective. The fund’s allocation to each class will be measured at the time of purchase and may vary thereafter as a result of market movements. There is no guarantee that the fund will achieve its investment objective.

QS Legg Mason Moderate Growth Fund. The investment objective of this fund is long-term growth of capital. The fund is a fund of funds—it invests in other mutual funds. The fund is managed as an asset allocation program and allocates its assets among the funds managed by the manager and its affiliates (underlying funds). The fund organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 55% to 85% of the fund’s assets to underlying funds that invest in equity and equity-like strategies and between 15% to 45% of the fund’s assets to underlying funds that invest in fixed income strategies. The portfolio managers may, however, allocate fund assets to any underlying funds in varying amounts in a manner consistent with the fund’s investment objective. The fund’s allocation to each class will be measured at the time of purchase and may vary thereafter as a result of market movements. There is no guarantee that the fund will achieve its investment objective.

QS Legg Mason Conservative Growth Fund. The investment objective of this fund is balance of growth of capital and income. The fund is a fund of funds—it invests in other mutual funds. The fund is managed as an asset allocation program and allocates its assets among the funds managed by the manager and its affiliates (underlying funds). The fund organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 35% to 65% of the fund’s assets to underlying funds that invest in equity and equity-like strategies and between 35% to 65% of the fund’s assets to underlying funds that invest in fixed income strategies. The portfolio managers may, however, allocate fund assets to any underlying funds in varying amounts in a manner consistent with the fund’s investment objective. The fund’s allocation to each class will be measured at the time of purchase and may vary thereafter as a result of market movements. There is no guarantee that the fund will achieve its investment objective.

QS Legg Mason Defensive Growth Fund. The investment objective of this fund is income as a primary objective and long-term growth of capital as a secondary objective. The fund is a fund of funds—it invests in other mutual funds. The fund is managed as an asset allocation program and allocates its assets among the funds managed by the manager and its affiliates (underlying funds). The fund organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 15% to 45% of the fund’s assets to underlying funds that invest in equity and equity-like strategies and between 55% to 85% of the fund’s assets to underlying funds that invest in fixed income strategies. The portfolio managers may, however, allocate fund assets to any underlying funds in varying amounts in a manner consistent with the fund’s investment objective. The fund’s allocation to each class will be measured at the time of purchase and may vary thereafter as a result of market movements. There is no guarantee that the fund will achieve its investment objective.

Each fund may also invest directly in the types of securities held by the underlying funds and other instruments. See “Why Invest in the Funds.”

Effective on or about June 1, 2015, the fifth sentence of the section of the SAI titled “INVESTMENT POLICIES—Portfolio Turnover” is deleted and the last paragraph of the section is revised to read as follows:

Under certain market conditions, a fund may experience high portfolio turnover as a result of its investment strategies. A fund may purchase or sell securities to: (a) accommodate purchases and sales of its shares or (b) change the allocation of its assets between equity and fixed income underlying funds or the amount of its investments in one or more underlying funds in response to market conditions.

SCHEDULE A

Fund	Date of SAI
LEGG MASON PARTNERS EQUITY TRUST
QS Legg Mason Lifestyle Allocation 85%	June 1, 2014
QS Legg Mason Lifestyle Allocation 70%	June 1, 2014
QS Legg Mason Lifestyle Allocation 50%	June 1, 2014
QS Legg Mason Lifestyle Allocation 30%	June 1, 2014

Please retain this supplement for future reference.

QSIN113204

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